                                                         Exhibit Index at Page 3


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):       February 21, 2003
                                                 -------------------------------


                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   NEW YORK                       0-1653                  16-0445920
--------------------------------------------------------------------------------
(State or other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)


600 Powers Building, 16 West Main Street,  Rochester, New York       14614
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:       (585) 454-1250
                                                   -----------------------------


Item 5. Other Events.

        Genesee Corporation issued a news release on February 21, 2003, which is filed with this report as Exhibit 99.


Item 7. Exhibits.

        An exhibit filed with this report is identified in the Exhibit Index at Page 3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Genesee Corporation


Date:    February 21, 2003          By  /s/ Steven M. Morse
     ------------------------         ------------------------------------------
                                            Steven M. Morse, Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

                                                                   Page
Exhibit 99       News Release Dated February 21, 2003                4